                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of report (Date of earliest event reported): September 3, 1996


                            RESPONSE ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                   TENNESSEE
                (State or other jurisdiction of incorporation)


        0-15416                                          62-1212264
(Commission File Number)                    (I.R.S. Employer Identification No.)


                1775 MORIAH WOODS BLVD., MEMPHIS TENNESSEE 38117
          (Address of principal executive offices, including Zip Code)


                                 (901) 761-7000
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 3, 1996, the Registrant acquired (the "Transaction") from the stockholders of Rymer, Zaravinos & Faig, M.D., P.A. (the "Sellers") 100% of the outstanding common stock (the "Acquired Stock") of Rosenberg & Kalman,
M.D., P.A. (the "Acquired Business"). The total consideration (the "Purchase Price") paid for the Acquired Stock was approximately $8.1 million in cash, and $1.9 million in an unsecured, subordinated promissory note payable due on or before August 30, 2001. The Note may, at the election of the holder, be paid in Shares of Registrant Common Stock based on a price of 110% of the lessor of $12.50 per share or the average closing price per share on The Nasdaq Stock Markets National Market for the ten trading days immediately preceding the Closing Date. The issuance and delivery of Registrant Common Stock in full or partial payment of the Note have not been registered under the Securities Act of 1933 in reliance upon an exemption from such registration.

         The Acquired Stock was purchased by the Registrant directly from the Sellers. At the time of the Transaction, the Sellers had no material relationship with the Registrant. The assets of the Acquired Business include medical equipment, accounts receivable, office furnishings and fixtures, rights under a certain lease for certain office space, employee base and expertise, know-how in respect of management of a medical practice in the oncology and hematology specialty, computer systems, accounting books and records and other intangible assets. Such assets were historically used in the conduct by the Acquired Business of a group medical practice in the oncology and hematology specialty.

         Simultaneous with the consummation of the Transaction, a newly-formed professional association wholly owned by the Sellers and formed to continue the group medical practice theretofore conducted by the Sellers (the "New PA") entered into a long-term management services agreement (the "Service Agreement") with the Registrant providing for the management by the Registrant of the non-medical aspects of the practice thereafter conducted by the New PA. Pursuant to the Service Agreement, the Registrant will manage the non-medical aspects of the New PA's business and will permit the New PA to use office space, equipment and other assets owned or leased by the Registrant in exchange for an agreed-upon management fee.

         The cash portion of the Purchase Price was provided from the proceeds of a draw on the Registrant's unsecured acquisition credit facility provided through a syndicate of commercial banks led by NationsBank of Tennessee, N.A. Borrowings under such facility bear interest at a rate equal to LIBOR plus
2 5/8%, and are payable on or before May 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         1. Pro Forma Balance Sheet and Statement of Operations for Registrant and Acquired Business as of June 30, 1996 and for the year ended December 31, 1995 and the six months ended June 30, 1996.

         2. Audited Balance Sheet, Statement of Income, Statement of Shareholders' Equity, and the Statement of Cash Flows, including footnotes as of and for the year ended December 31, 1995 for Rosenberg and Kalman, M.D., P.A.+

         3. Exhibit 10(v) Stock Purchase Agreement by and among Response Oncology, Inc. and Stockholders of Rosenberg and Kalman, M.D., P.A. dated September 1, 1996.+

         4. Exhibit 10(x) Service Agreement between Response Oncology Inc., Rosenberg & Kalman, M.D., P.A., R&K, M.D., P.A. and Stockholders of R&K, M.D., P.A. dated as of September 1, 1996.+ ++

----------
 + Previously filed on September 18, 1996

++ Portions of Exhibit 10(x) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RESPONSE ONCOLOGY, INC.
Dated: September 18, 1996          By: /s/ Debbie Elliott
                                       -----------------------------------------
                                       Debbie Elliott, Executive Vice President
                                       of Finance

RESPONSE ONCOLOGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
BASIS OF PRESENTATION


The accompanying pro forma consolidated balance sheet as of June 30, 1996 and the related pro forma consolidated statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the acquisitions of Rosenberg & Kalman, M.D., P.A. ("the Tamarac Practice"), Southeast Florida Hematology Oncology Group, P.A. ("the Fort Lauderdale Practice") Jeffrey L. Paonessa, M.D., P.A. ("Paonessa"), Knoxville Hematology Oncology Associates ("KHOA") and Oncology Hematology Group of South Florida, P.A. ("OHG"), (collectively referred to as the "Groups") as if the acquisitions of the Groups had occurred on January 1, 1995. The pro forma information is based on the historical audited financial statements of Response Oncology, Inc. and subsidiaries (the "Company") and the Groups, giving effect to the acquisitions under the purchase method of accounting, and the assumptions and adjustments in the accompanying notes to the pro forma consolidated financial information.

The pro forma statements have been prepared by the Company's management based on the audited financial statements of the acquired entities. These pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements do not reflect the effect of expense reductions and other operational changes, which, in the opinion of the Company, is likely to result in profitable operations for the Groups. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of Response Oncology, Inc. and subsidiaries.

Response Oncology, Inc. and Subsidaries
Pro Forma Consolidated Balance Sheet
June 30, 1996
(Unaudited)

Caption>
                                             Previous
                                            Acquisition
                               Historical  Subsequent to   Pro Forma    Pro Forma  Tamarac     Pro Forma                   Total
                                Company    June 30, 1996  Adjustments    Results   Practice   Adjustments   Proforma     Pro Forma
                              -----------  ------------- ------------  ----------- ---------- ----------- ------------ ------------
Cash                          $   156,021   $    35,563   $   (35,563) $   156,021 $   41,149 $   (41,149)             $    156,021
Short-term                        100,000                                  100,000                                          100,000
Accounts receivable, net       19,513,233       625,077       134,923   20,273,233    722,159     227,841  $   950,000   21,223,233
Supplies                        1,396,416       178,836      (118,019)   1,457,233    122,701      (4,201)     118,500    1,575,733
Prepaids                          789,185                      43,987      833,172                                          833,172
Advances to affiliated
  physician groups              2,269,400                                2,269,400                                        2,269,400
Other current assets            1,144,360                                1,144,360     26,534     (19,486)       7,048    1,151,408
                              -----------   -----------   -----------  ----------- ---------- -----------  ----------- ------------
  Total current assets         25,368,615       839,476        25,328   26,233,419    912,543     163,005    1,075,548   27,308,967

Property and equipment, net     5,492,805           265        18,460    5,511,530     81,964     (33,292)      48,672    5,560,202
Deferred charges, net             608,344                                  608,344                                          608,344
Management Services Agreements 43,839,012                 11,233,774    55,072,786             15,685,484   15,685,484   70,758,270
Other asseets                      94,839                                   94,839     19,536     (19,536)                   94,839
                              -----------   -----------   -----------  ----------- ---------- -----------  ----------- ------------
  Total assets                $75,403,615   $   839,741   $11,277,562  $87,520,918 $1,014,043 $15,795,661  $16,809,704 $104,330,622
                              ===========   ===========   ===========  =========== ========== ===========  =========== ============

Accounts payable              $ 4,690,291   $   394,232   $  (197,204) $ 4,887,319 $  366,000 $     3,991  $   369,991 $  5,257,310
Accrued expenses                3,045,881                                3,045,881     10,276     468,953      479,229    3,525,110
Notes payable                     636,451       250,000      (250,000)     636,451      9,586      (9,586)                  636,451
Current portion of deferred
  tax liability                                  69,386       (69,386)
Capital lease obligations          46,181                                   46,181                                           46,181
                              -----------   -----------   -----------  ----------- ---------- -----------  ----------- ------------
  Total current liabilities     8,418,804       713,618      (516,590)   8,615,832    385,862     463,358      849,220    9,465,052

Notes payable                  33,378,362                   6,442,972   39,821,334     16,674   9,983,326   10,000,000   49,821,334
Deferred tax liability          9,615,942                   4,298,951   13,914,893              5,960,484    5,960,484   19,875,377
Minority interest                 322,166                                  322,166                                          322,166

Stockholders' equity
  Preferred stock                  27,833                                   27,833                                           27,833
  Common stock                     75,818           501           675       76,994                                           76,994
  Paid-in capital              62,817,203                   1,177,176   63,994,379                                       63,994,379
  Retained earnings
   (accumulated deficit)      (39,252,513)      125,622      (125,622) (39,252,513)   611,209    (611,209)              (39,252,513)
                              -----------   -----------   -----------  ----------- ---------- -----------  ----------- ------------
  Total liabilities and
   stockholders equity        $75,403,615   $   839,741   $11,277,562  $87,520,918 $1,013,745 $15,795,959  $16,809,704 $104,330,622
                              ===========   ===========   ===========  =========== ========== ===========  =========== ============

See accompanying notes to pro forma consolidated financial information.

Response Oncology, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
Six Months Ended June 30, 1996
(Unaudited)


                                                              Prior to
                                                            Acquisition
                                           Historical          By The        Pro Forma          Pro Forma
                                            Company           Company        Adjustments         Results
                                           ----------------------------------------------------------------
Revenue:
  Net revenue                              $28,439,467                       $5,573,980 (b)     $34,013,447
  Other Income                                  73,946      $   79,311          (79,311)             73,946
  Net patient service revenue                                8,740,673       (8,740,673)(a)
                                           ----------------------------------------------------------------
Total Revenue                               28,513,413       8,819,984       (3,246,004)         34,087,393
Expenses:
  Operating expenses                        21,774,512       5,991,454       (1,934,909)(a)      25,831,057
  General and administrative                 2,718,852                                            2,718,852
  Depreciation and amortization              1,325,161          84,492          389,401 (d)       1,799,054
  Interest                                     656,783          32,796          628,605 (c)       1,318,184
  Provision for doubtful accounts              822,341                                              822,341
                                           ----------------------------------------------------------------
Total Expenses                              27,297,649       6,108,742         (916,903)         32,489,488
Earnings before minority interest            1,215,764       2,711,242       (2,329,101)          1,597,905
  Minority interest                            155,110                                              155,110
                                           ----------------------------------------------------------------
Net earnings to common
 stockholders                              $ 1,060,654      $2,711,242      $(2,329,101)         $1,442,795
                                           ================================================================



                                            Tamarac         Pro Forma                         Total
                                            Practice       Adjustments       Pro Forma      Pro Forma
                                            -----------    -------------    ----------     -----------
Revenue:
  Net revenue                                              $1,544,769 (b)   $1,544,769     $35,558,216
  Other Income                                                                                  73,946
  Net patient service revenue               $2,191,161     (2,191,161)(a)
                                            -----------    -------------    ----------     -----------
Total Revenue                                2,191,161       (646,392)       1,544,769      35,632,162
Expenses:
  Operating expenses                         1,639,447       (712,609)(a)      926,838      26,757,895
  General and administrative                                                                 2,718,852
  Depreciation and amortization                 10,523        197,019 (d)      207,542       2,006,596
  Interest                                                    332,500 (e)      332,500       1,650,684
  Provision for doubtful accounts                                                              822,341
                                            -----------    -------------    ----------     ----------
Total Expenses                               1,649,970       (183,090)       1,466,880      33,956,368
Earnings before minority interest              541,191       (463,302)          77,889       1,675,794
  Minority interest                                                                            155,110
                                            -----------    -------------    ----------     -----------
Net earnings to common
 stockholders                               $  541,191     $ (463,302)      $   77,889     $ 1,520,684
                                            ===========    =============    ==========     ===========


See accompanying notes to pro forma consolidated financial information

Response Oncology, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
Year Ended December 31, 1995
(Unaudited)


                                                              Previous
                                                            Acquisitions
                                          Historical -     Subsequent to         Pro Forma          Pro Forma
                                           Company       December 31, 1995      Adjustments          Results
                                         ---------------------------------------------------------------------
Revenue:
  Net revenue                            $44,297,798                            $18,243,674 (b)    $62,541,472
  Other Income                               282,011         $  352,353            (352,353)           282,011
  Net patient service revenue                                27,549,686         (27,549,686)(a)
                                         ---------------------------------------------------------------------
Total Revenue                             44,579,809         27,902,039          (9,658,365)        62,823,483
Expenses:
  Operating expenses                      32,892,728         20,844,972          (6,245,867)(a)     47,491,833
  General and administrative               5,512,306                                                 5,512,306
  Depreciation and amortization            1,736,055            396,580           1,385,692 (d)      3,518,327
  Interest                                    16,860            269,114           2,641,818 (c)      2,927,792
  Provision for doubtful accounts          2,105,696                                                 2,105,696
                                         ---------------------------------------------------------------------
Total Expenses                            42,263,645         21,510,666          (2,218,357)        61,555,954
Earnings before minority interest          2,316,164          6,391,373          (7,440,008)         1,267,529
  Minority interest                            1,806                                                     1,806
                                         ---------------------------------------------------------------------
Earnings before income taxes               2,314,358          6,391,373          (7,440,008)         1,265,723
  Income tax expense                                            262,237            (262,237)(e)
                                         ---------------------------------------------------------------------
Net earnings                               2,314,358          6,129,136          (7,177,771)         1,265,723
  Common stock dividend to
    preferred stockholders                     3,825                                                     3,825
                                         ---------------------------------------------------------------------
Net earnings to common stockholders      $ 2,310,533         $6,129,136         $(7,177,771)       $ 1,261,898
                                         =====================================================================

                                          Tamarac              Pro Forma                              Total
                                          Practice            Adjustments       Pro Forma           Pro Forma
                                         -------------------------------------------------         -----------
Revenue:
  Net revenue                                                $2,958,745 (b)     $2,958,745         $65,500,217
  Other Income                                                                                         282,011
  Net patient service revenue            $4,196,802          (4,196,802)(a)
                                         -------------------------------------------------         -----------
Total Revenue                             4,196,802          (1,238,057)         2,958,745          65,782,228
Expenses:
  Operating expenses                      4,491,377          (2,294,210)(a)      2,197,167          49,689,000
  General and administrative                                                                         5,512,306
  Depreciation and amortization              22,807             364,751 (d)        387,558           3,905,885
  Interest                                                      665,000 (c)        665,000           3,592,792
  Provision for doubtful accounts                                                                    2,105,696
                                         -------------------------------------------------         -----------
Total Expenses                            4,514,184          (1,264,459)         3,249,725          64,805,679
Earnings before minority interest          (317,382)             26,402           (290,980)            976,549
  Minority interest                                                                                      1,806
                                         -------------------------------------------------         -----------
Earnings before income taxes               (317,382)             26,402           (290,980)            974,743
  Income tax expense                       (113,092)            113,092
                                         -------------------------------------------------         -----------
Net earnings                               (204,290)            (86,690)          (290,980)            974,743
  Common stock dividend to
    preferred stockholders                                                                               3,825
                                         -------------------------------------------------         -----------
Net earnings to common stockholders      $ (204,290)         $  (86,690)        $ (290,980)        $   970,918
                                         =================================================         ===========

See accompanying notes to pro forma consolidated financial information.

RESPONSE ONCOLOGY, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The accompanying pro forma consolidated financial information presents the pro forma financial condition of Response Oncology, Inc. and subsidiaries (the "Company") as of June 30, 1996 and the results of their operations for the year ended December 31, 1995 and the six months ended June 30, 1996.

On September 1, 1996, the Company acquired from unaffiliated individual sellers 100% of the issued and outstanding general partnership interest ("the Acquired Interests") of Rosenberg & Kalman, M.D., P.A. ("the Tamarac Practice")

The accompanying pro forma consolidated balance sheet includes the acquired assets, assumed liabilities and effects of financing, as if the Tamarac Practice had been acquired on June 30, 1996. The accompanying pro forma consolidated statements of operations reflect the pro forma results of operations, as adjusted, as if all acqusition practices held by the Company had been acquired on January 1, 1995.

PRO FORMA CONSOLIDATED BALANCE SHEET

The adjustments reflected in the pro forma consolidated balance sheet are to reflect the values of assets acquired and liabilities assumed in connection with the acquisition of the Tamarac Practice to reflect the issuance of long-term debt and cash payment to complete the acquisition; and to reflect the recording of management service agreements acquired.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The adjustments reflected in the pro forma consolidated statements of operations are as follows:

(a) To eliminate certain revenues and expenses of the Groups' that would not constitute revenue to the Company or be the responsibility of the Company pursuant to the Service Agreement.
(b) To accrue net revenue resulting from service agreements related to the acquisition of the Group. Amounts were calculated based upon actual operating results for the period, as adjusted, under the terms of the related service agreement.
(c) To reflect interest on the long-term debt issued. Interest was calculated at the annual rates ranging from 5% to 9.5%.
(d) To record amortization of the intangible asset related to the service agreements. The assets are amortized over the service agreement period, or 40 years.

                                EXHIBIT INDEX



  Exhibit
  Number             Description of Exhibit
  -------            ----------------------
    10(v)            Stock Purchase Agreement by and among Response Oncology,
                     Inc., Alfred M. Kalman, M.D. and Abraham Rosenberg, M.D.,
                     dated as of September 1, 1996+

    10(x)            Service Agreement between Response Oncology, Inc.,
                     Rosenberg & Kalman, M.D., P.A., R&K, M.D., P.A. and
                     Stockholders of R&K, M.D., P.A. dated as of September 1,
                     1996+ ++



-------------
 + Previously filed on September 18, 1996

++ Portions of Exhibit 10(x) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.